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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): May 30, 2002

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-8254                                        04-2446697
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(Commission File Number)                   (I.R.S. Employer Identification No.)

       509 Madison Avenue, New York, N.Y.                  10017
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   (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 759-3695
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Change in Registrant's Certifying Accountants.
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                  On May 30, 2002, the Board of Directors of Thackeray
Corporation (the "Company") dismissed its independent auditor, Arthur Andersen LLP. The decision to dismiss Arthur Andersen LLP was recommended by the Company's Audit Committee and unanimously approved by the Company's Board of Directors.

                  The reports of Arthur Andersen LLP on the Company's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: for the year ended December 31, 2001, the report of Arthur Andersen LLP was modified to include an emphasis-of-a-matter paragraph relating to the real estate partnership in which the Company holds an investment concerning its ability to meet the required loan provisions under a new construction loan agreement; the partnership's failure to meet the required loan provisions would provide the lender with the ability to accelerate the partnership's loan repayment, which could have a material adverse effect on the partnership and on the Company.

                  During the years ended December 31, 2001 and December 31, 2000 and through May 30, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its reports on the financial statements for such periods.

                  During the years ended December 31, 2001 and December 31, 2000 and through May 30, 2002, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K. A letter from Arthur Andersen LLP is attached as Exhibit 16.1 to this Report.

Item 7.  Financial Statements and Exhibits.
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                  (c)      Exhibits.
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                  16.1     Letter of Arthur Andersen LLP regarding change in
                           certifying accountant.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THACKERAY CORPORATION



                                 By: /s/ Jules Ross
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                                     Jules Ross,
                                     Vice-President, Treasurer and Secretary

Date: May 30, 2002

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                                  EXHIBIT INDEX

Item No.
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16.1           Letter of Arthur Andersen LLP regarding change in certifying accountant.